                          ALLIED SECURITY HOLDINGS LLC

                              AMENDED AND RESTATED

                     RESTRICTED CLASS C UNIT AWARD AGREEMENT

Name of Member:

Restricted Units:                              Time Based C Units

                                               Performance C Units

Original Grant Date:

Date Restricted Time Based C Units
Restrictions Lapse:

Date Restricted Performance C Units
Restrictions Lapse:

     This Restricted Unit Award Agreement (this "Agreement") dated as of _____
by and between the Allied Security Holdings LLC (the "Company") and the Member
pursuant to the terms of the Operating Agreement of Allied Security Holdings LLC
(the "LLC Agreement"). The Member and the Company hereby agree as follows:

1.   The Company hereby grants to the Member an award of Restricted Units as set forth in Exhibit A.

2.   The grant of this award is conditioned upon the execution by the Member of the LLC Agreement. This award is subject in its entirety to, and incorporates by reference, all the terms and conditions of the LLC
     Agreement.

3.   Restricted Units granted hereby shall not be transferable except as provided in the LLC Agreement.

4.   Except as set forth below, the Restricted Timed Based C Units set forth on
     Exhibit A (the "Timed Based C Units") shall vest according to the Schedule set forth in Exhibit A, provided the Member is employed by SpectaGuard
     Holding Corporation, f/k/a/ Cryphon SpectaGuard II, Inc. ("Holding") or any
     of its affiliates on the applicable vesting date.

5.   Except as set forth below, the Restricted Performance C Units set forth on
     Exhibit A (the "Performance C Units") shall vest according to the Schedule set forth in Exhibit A, provided the Member is employed by Holding or any of its affiliates on such applicable vesting date, and provided further that the EBITDA Target (the "EBITDA Target") established by the Board of
     Directors of Holding (the "Board") with respect to the applicable vesting period has been met. If the EBITDA Target with respect to the applicable vesting period is not met, then the related Performance C Units shall be forfeited and cancelled as of the applicable vesting date.

6.   Notwithstanding the above, provided that the Member is employed by Holding or any of its affiliates on the date of such occurrence, all unvested
     Restricted Units then held by the Member (excluding, however, any previously forfeited Restricted Units) shall vest upon the earliest to occur of: (a) a sale of all or substantially all of the assets of the
     Company Offeror (as defined in the LLC Agreement) to a Third Party (as defined in the LLC Agreement), (b) the failure of Mafco and the Permitted
     Transferees (as defined in the LLC Agreement) of Holding, collectively, to
     (directly or indirectly) maintain "beneficial ownership" (as defined in
     Rule 13d-3 ("Rule 13d-3") of the Securities Exchange Act of 1934, as
     amended) of securities of the Company Offeror representing at least twenty percent (20%) of the combined ordinary voting power of the Company
     Offeror's then outstanding securities that are entitled to vote generally;
     and (c) (i) the failure of Mafco and the Permitted Transferees of Holding, collectively, to (directly or indirectly) maintain beneficial ownership of securities of the Company Offeror representing at least fifty percent (50%)
     of the combined ordinary voting power of the Company Offeror's then outstanding securities that are entitled to vote generally and (ii) any
     "person" (as defined in Rule 13d-3) or "persons" acting in concert, is or becomes the beneficial owner, directly or indirectly, of securities of the

                                       2

     Company Offeror representing a greater percentage of the combined ordinary voting power of the Company Offeror's then outstanding securities that are entitled to vote generally than owned by Mafco and the Permitted
     Transferees of Holding, collectively. Notwithstanding the immediately preceding sentence, unvested Restricted Units then held by the Member shall not vest as a result of the consummation of a Conversion Transaction (as defined in the LLC Agreement).

7.   Upon termination of the Member's employment (a) by Holding or any of its affiliates as an Involuntary Termination, or (b) by the Member for Good
     Reason, the Member shall become fully vested in his Time Based C Units as of the date of such termination of employment. All of the Member's
     Performance C Units, the vesting of which relates to any year subsequent to the year in which the date of termination occurs, shall be forfeited as of the date of such termination of employment. The Member's Performance C
     Units, the vesting of which relates to the year in which such termination of employment occurs, shall vest on December 31 of such year if the applicable performance criteria for such vesting are met with respect to such year and shall be forfeited and cancelled as of such December 31 otherwise.

8.   Upon the termination of member's employment (a) by Holding or any of its affiliates for Cause, (b) due to the Member's death or Disability, or (c)
     by Member in a Voluntary Resignation, all of Member's unvested Class C
     Units shall be forfeited and cancelled as of the date of the termination of
     Member's employment.

9.   For purposes of this Agreement:

     (a)  "CAUSE" shall mean the occurrence of any one of the following: (i)
          gross negligence by the Member in the performance of his duties and responsibilities, (ii) any breach by Member of his fiduciary duties to
          Holding or any of its affiliates, which failure or breach continues for a period of thirty (30) days after written notice of such failure is given to Member and which failure has a material adverse effect on
          Holding's or any of its affiliates' operations, prospects, reputation or business, (iii) any intentional act or acts or omission or omissions (other than acts or omissions involving business judgment or at the direction of the Board or an Member officer of Mafco) by Member that have a material adverse effect on Holding's or any of its affiliates' operations, prospects, reputation or business, (iv) the
          Member's willful failure or refusal to comply with lawful directives of the Board not cured within thirty (30) days after written notice,
          (v) the conviction of Member for a felony involving dishonesty by
          Member or (vi) fraud or embezzlement involving assets of Holding or any of its affiliates or other material misappropriation of Holding's or any of its affiliates' assets or funds.

     (b)  "DISABILITY" shall mean a termination of Member's employment by
          Holding or any of its affiliates due to a reasonable determination by the Board that, as a result of physical or mental illness, injury or disability, Member has failed to substantially perform his services and duties for a period of one hundred and eighty (180) days in any twelve month period and that it is reasonably likely

                                       3

          that he will not be able to substantially resume performing his services and duties.

     (c)  "GOOD REASON" shall mean the occurrence of either of the following:
          (i) a reduction in the Member's duties, responsibilities or compensation which is not cured within a period of thirty (30) days after written notice of such material reduction is given by the Member to the Board or (ii) relocation of the Member's principal place of employment to a location that is more than fifty (50) miles from the
          Member's principal place of employment as of the date hereof.

     (d)  "INVOLUNTARY TERMINATION" shall mean Holding's or any of its affiliates' termination of Member's employment for any reason other than for Cause or Disability.

     (e)  "VOLUNTARY RESIGNATION" shall mean Member's resignation or voluntary departure as an officer or employee of Holding or any of its affiliates without Good Reason.

THIS AGREEMENT IS MADE UNDER AND SUBJECT TO ALL OF THE PROVISIONS OF THE LLC
AGREEMENT, AND ALL OF THE PROVISIONS OF THE LLC AGREEMENT ARE ALSO PROVISIONS OF
THIS AGREEMENT. IF THERE IS A DIFFERENCE OR CONFLICT BETWEEN THE PROVISIONS OF
THIS AGREEMENT AND THE PROVISIONS OF THE LLC AGREEMENT, THE PROVISIONS OF THE
LLC AGREEMENT WILL GOVERN. BY SIGNING THIS AGREEMENT, THE MEMBER ACCEPTS AND
AGREES TO ALL OF THE FOREGOING TERMS AND PROVISIONS AND TO ALL OF THE TERMS AND
PROVISIONS OF THE LLC AGREEMENT AND CONFIRMS THAT HE HAS RECEIVED A COPY OF THE
LLC AGREEMENT.

                                       4

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized representative and the Member has hereunto set his hand as of
______.

                                               ALLIED SECURITY HOLDINGS LLC:

                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                               ---------------------------------

                                       5